Financial Expense (Income) Net (Tables)	12 Months Ended
Dec. 31, 2019
Financial Expense (Income) Net [Abstract]
Schedule of financial expense income net [Table Text Block]
	Year ended December 31,
	2019	2018	2017
	USD in thousands

Revaluation of securities, net	—	(1)	(15)
Revaluation of other investments	324	(316)	(3,967)
Revaluation of derivative warrant liabilities	1	(2,071)	12,180
Exchange rate differences	(601)	1,000	(918)
Other	(153)	(181)	(39)
	(429)	(1,569)	7,241